BARRETT
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                                   GROWTH FUND
                                     [logo]












                                                                   Annual Report
                                                For the Period December 29, 1998
                                                           through June 30, 1999
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                                     BARRETT
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                                   GROWTH FUND



                    ------------------------------------------------------------
                    Dear Fellow Shareholder:
LETTER TO
SHAREHOLDERS        The Barrett Growth Fund completed its first six months with
AUGUST 20, 1999     a total return of over 9%. The Fund performed well in the
                    second calendar quarter as your managers continued the initial task of investing cash contributions in high quality growth stocks that meet our criteria. By June 30, 1999, the Fund was 95% invested in such stocks. The Fund's quarterly appreciation was achieved despite the increase in interest rates engineered by the Federal Reserve Board. Strong growth in corporate profits, which fed an overall rise in the stock market, offset the interest rate rise. Results for the quarter and since inception are shown below as of 6/30/99:

          TOTAL RETURN
         --------------    SECOND QUARTER     SINCE INCEPTION (12-29-98)
                          ----------------   ----------------------------
  Barrett Growth Fund           5.3%                     9.4%
  S&P 500                       7.0%                    11.3%
  Russell 3000                  7.7%                    11.3%

                    During the quarter, Information Services was the best performing sector, while Financial Services and Software and Electronics also moved ahead nicely. Our large weighting in the Consumer and Healthcare sectors restrained our overall performance, as the market favored more cyclical stocks. We expect the values of the healthcare stocks will improve in time as their earnings continue to grow strongly. Several technology-related holdings that were previously hurt by Year 2000 issues rebounded sharply, including Computer Sciences, Computer Associates and Oracle. The Fund's sector weightings as a percent of equities are shown below:



                    [Pie chart here]
                    Financial Services                 21.1%
                    Software & Electronics             17.2%
                    Health Care                        15.8%
                    Consumer Products & Services       13.1%
                    Telecom Services & Equipment       12.5%
                    Information Services                9.2%
                    Energy                              5.9%
                    Basic Industry                      5.2%




          Here is a list of the five best           The largest positions as of
     performing stocks in the second quarter:     June 30, 1999 were as follows:

                                                       Five Largest Equity
                BEST PERFORMING                   POSITIONS AS PERCENT OF EQUITY

          COMPANY             % CHANGE            COMPANY                     %
          Computer Associates    +54%             Cisco Systems             4.9%
          Franklin Resources     +44%             Intel Corporation         4.5%
          Oracle                 +41%             Computer Sciences Corp.   4.1%
          Goldman Sachs(*)       +36%             Microsoft Corp.           3.9%
          Allied Signal          +28%             Computer Associates       3.6%
          (*) Since date of Purchase

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                                     BARRETT
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                                   GROWTH FUND


                    Our disciplines require us to identify and purchase, at reasonable prices, the stocks of well-managed, rapidly growing companies that control their destinies. In particular, we look for companies that have the ability to lead their respective industries. Additionally, we look for significant stock ownership of each company by its top officers, as indication of their commitment to the company's future. These are the securities that we can hold for the long-term.

                    The companies in your portfolio are currently reporting terrific earnings that meet or exceed our expectations. We believe that growth in the economy and subdued inflation will continue to provide a positive backdrop for your companies in the year ahead. In particular, opportunities for growth in technology-related businesses remain outstanding.

                    Thank you for choosing The Barrett Growth Fund. Note that you can now visit our web site at www.barrettassociates.com for monthly updates on the Fund. For daily pricing, the Fund's ticker symbol is BGRWX. Should you have any questions, please call toll-free (877) 363-6333. Sincerely,


                    Robert E. Harvey

                    /s/ Robert E. Harvey

                    President



[Line Chart Here]


         Barrett
          Growth     S&P     Russell
           Fund      500       3000
------------------------------------
12/29/98  10000     10000     10000
12/31/98  10020      9900      9986
1/31/99   10510     10314     10327
2/28/99   10180      9993      9960
3/31/99   10390     10393     10324
4/30/99   10450     10795     10796
5/31/99   10270     10540     10587
6/30/99   10940     11125     11132




--------------------------------------------------------------------------------
THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/29/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 3000 INDEX - An unmanged index which measures the performance of those companies within the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.



                                 SINCE 12/29/98 (COMMENCEMENT OF OPERATIONS)
                                 -------------------------------------------
     Barrett Growth Fund                         9.40%
     S&P 500                                    11.25%
     Russell 3000                               11.32%


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                                     BARRETT
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                                   GROWTH FUND


SCHEDULE OF INVESTMENTS
JUNE 30, 1999


                                        MARKET
 SHARES                                 VALUE
--------                               --------
          COMMON STOCKS - 94.68%
          Business Services - 4.82%
  5,000   Automatic Data
            Processing, Inc.            $  220,000
  7,000   Equifax, Inc.                    249,813
                                        ----------
                                           469,813
                                        ----------

          Computer Services &
          Outsourcing - 3.90%
  5,500   Computer Sciences
          Corporation *                    380,531
                                        ----------

          Consumer Products - 4.72%
  2,000   The Clorox Company               213,625
  5,000   Colgate-Palmolive Company        246,875
                                        ----------
                                           460,500
                                        ----------

          Electronics - 5.70%
  7,000   Intel Corporation                416,500
  2,500   Network Appliance, Inc. *        139,687
                                        ----------
                                           556,187
                                        ----------

          Energy - 5.59%
  4,000   Anadarko Petroleum
            Corporation                    147,250
  2,000   BP Amoco Plc ADR                 217,000
  4,000   Halliburton Company              181,000
                                        ----------
                                           545,250
                                        ----------

          Financial Services - 17.63%
  2,500   American International
            Group, Inc.                    292,656
  4,000   Fannie Mae                       273,500
  6,000   Franklin Resources, Inc.         243,750


                                           MARKET
 SHARES                                    VALUE
--------                                  --------
          Financial Services (continued)
  3,000   The Goldman Sachs
            Group, Inc.                 $  216,750
  1,500   Providian Financial
            Corporation                    140,250
  3,500   State Street Corporation         298,812
  4,000   Zions Bancorporation             254,000
                                        ----------
                                         1,719,718
                                        ----------

          Industrial - 4.90%
  4,000   AlliedSignal, Inc.               252,000
  2,000   General Electric Company         226,000
                                        ----------
                                           478,000
                                        ----------

     Media & Entertainment - 4.12%
  1,000   America Online, Inc. *           110,500
  6,000   Carnival Corporation             291,000
                                        ----------
                                           401,500
                                        ----------

          Medical Devices &
          Services - 4.96%
  8,000   IMS Health Incorporated          250,000
  3,000   Medtronic, Inc.                  233,625
                                        ----------
                                           483,625
                                        ----------

     Pharmaceuticals - 10.04%
  2,500   Abbott Laboratories              113,750
  3,000   Amgen, Inc. *                    182,625
  3,500   Eli Lilly and Company            250,688
  6,000   Pfizer, Inc.                     219,500
  4,000   Schering-Plough Corporation      212,000
                                        ----------
                                           978,563
                                        ----------


               See accompanying Notes to the Financial Statements
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                                     BARRETT
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                                   GROWTH FUND

Schedule of Investments
June 30, 1999


                                           MARKET
 SHARES                                    VALUE
--------                                  --------
          Real Estate - 2.31%
  5,000   Equity Residential
            Properties Trust            $  225,313
                                        ----------

          Retailing - 3.59%
  3,000   Dayton Hudson Corporation        195,000
  5,000   Staples, Inc. *                  154,687
                                        ----------
                                           349,687
                                        ----------

          Software - 10.63%
  6,000    Computer Associates
             International, Inc.           330,000
  4,000   Microsoft Corporation *          360,750
  3,000   Oracle Corporation *             111,375
  6,000   Transaction Systems
            Architects, Inc. *             234,000
                                        ----------
                                         1,036,125
                                        ----------

          Telecommunication & Data
          Network Equipment - 6.70%
  7,000   Cisco Systems, Inc. *            451,063
  3,000   Lucent Technologies, Inc.        202,313
                                        ----------
                                           653,376
                                        ----------

          Telecommunication
          Services - 5.07%
  3,000   MCI WorldCom, Inc. *             258,187
  1,200   Vodafone AirTouch Plc ADR        236,400
                                        ----------
                                           494,587
                                        ----------

          Total common stocks
           (Cost $8,464,602)            $9,232,775
                                        ==========

 PRINCIPAL                                 MARKET
  AMOUNT                                   VALUE
-----------                               --------
          U.S. TREASURY
          OBLIGATIONS - 0.26%
$ 5,000   U.S. Treasury Note, 5.250%,
            due 01/31/2001              $    4,984
 20,000   U.S. Treasury Note, 5.375%,
            due 02/15/2001                  19,969
                                       -----------
          Total U.S. Treasury
            Obligations (Cost $25,905)      24,953
                                       -----------

          VARIABLE RATE
          DEMAND NOTES # - 5.02%
$72,792   Warner-Lambert
            Company, 4.91%              $   72,792
354,256  Wisconsin Corporate Central
           Credit Union, 4.89%             354,256
 62,845   Wisconsin Electric Power
            Company, 4.91%                  62,845
                                       -----------
          Total variable rate demand
            notes (Cost $489,893)          489,893
                                       -----------
          Total investments - 99.96%
            (Cost $8,980,400)            9,747,621
                                       -----------
          Other assets in excess of
            liabilities - 0.04%              4,123
                                       -----------
          Total Net Assets - 100.00%
                                        $9,751,744
                                        ==========

*    Non-income producing security.

# Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. Interest rates change periodically at specified dates. The rates shown are as of June 30, 1999.

               See accompanying Notes to the Financial Statements
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                                     BARRETT
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                                   GROWTH FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
     Investments in securities,
        at market value
        (cost: $8,980,400)              $9,747,621
     Cash                                   18,000
     Accrued dividends and interest          8,196
     Receivable from Adviser                10,283
     Prepaid assets                         23,746
                                        ----------
     Total assets                        9,807,846
                                        ----------

LIABILITIES:
     Accrued expenses                       56,102
                                        ----------
     Total liabilities                      56,102
                                        ----------
     Net assets applicable to
       outstanding capital stock        $9,751,744
                                        ==========

NET ASSETS CONSIST OF:
     Capital stock                      $7,782,126
     Accumulated net realized
       gain on investments               1,202,397
     Unrealized appreciation
       on investments                      767,221
                                        ----------
     Total Net Assets                   $9,751,744
                                        ==========

Shares outstanding (unlimited
  shares of $0.001 par value
  authorized)                              891,544
                                        ----------
Net asset value, offering and
  redemption price per share            $    10.94
                                        ==========

STATEMENT OF OPERATIONS
DECEMBER 29, 1998* THROUGH JUNE 30, 1999

INVESTMENT INCOME:
     Dividend income (net of
       withholding tax of $245)         $   31,971
     Interest income                        15,352
                                       -----------
     Total investment income                47,323
                                       -----------
EXPENSES:
     Investment advisory fee                39,293
     Organizational expenses                56,435
     Administration fees                    16,008
     Shareholder servicing fees
              and expenses                  25,555
     Fund accounting fees                   12,252
     Custody fees                            6,592
     Federal and state registration          7,656
     Professional fees                      18,923
     Reports to shareholders                 5,172
     Trustees fees and expenses              1,656
     Distribution expenses                   9,823
     Other expenses                          5,704
                                       -----------
     Total expenses before
       Adviser reimbursement               205,069
     Less fees and expenses
       reimbursed and waived
       by Adviser                         (148,318)
                                       -----------
     Net expenses                           56,751
                                       -----------
     Net investment loss                    (9,428)
                                       -----------

NET REALIZED AND
UNREALIZED GAINS:
     Net realized gain on investments    1,202,397
     Net change in unrealized
       appreciation on investments         767,221
                                       -----------
     Net realized and unrealized
       gains on investments              1,969,618
                                       -----------
     Net increase in net assets
         resulting from operations      $1,960,190
                                       ===========

 *   Commencement of operations.

               See accompanying Notes to the Financial Statements
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                                     BARRETT
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                                   GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                             DECEMBER 29, 1998*
                                                                   THROUGH
                                                                JUNE 30, 1999
                                                             ------------------

OPERATIONS:
     Net investment loss                                             $   (9,428)
     Net realized gain on investments                                 1,202,397
     Net change in unrealized appreciation on investments               767,221
                                                                     ----------
     Net increase in assets resulting from operations                 1,960,190
                                                                      ----------
CAPITAL  SHARE TRANSACTIONS
     Proceeds from shares sold                                        7,729,359
     Cost of shares redeemed                                            (37,805)
                                                                     ----------
     Net increase in net assets from capital share transactions       7,691,554
                                                                     ----------

TOTAL INCREASE IN NET ASSETS                                          9,651,744
                                                                     ----------
NET ASSETS:
     Beginning of period                                             $  100,000
                                                                     ----------
     End of year                                                     $9,751,744
                                                                     ==========
*    Commencement of operations.













               See accompanying Notes to the Financial Statements
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                                     BARRETT
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                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                                                             DECEMBER 29, 1998*
Per share data for a share of capital stock outstanding            THROUGH
for the entire period and selected information for the          JUNE 30, 1999
period are as follows:                                       ------------------

NET ASSET VALUE
Beginning of period                                                   $10.00
                                                                      ------

OPERATIONS
     Net investment loss                                               (0.01)(1)
     Net realized and unrealized gains on investments                   0.95
                                                                      ------
     Total from operations                                              0.94
                                                                      ------

NET ASSET VALUE
     End of period                                                    $10.94
                                                                      ======

Total return                                                           9.40%
Net assets at end of period (000s omitted)                            $9,752

RATIO OF EXPENSES TO AVERAGE NET ASSETS
          Before expense reimbursement                                  5.22%(2)
          After expense reimbursement                                   1.44%(2)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
          Before expense reimbursement                                (4.02)%(2)
          After expense reimbursement                                 (0.24)%(2)

     Portfolio turnover rate                                              30%

*    Commencement of operations.
1 Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book to tax differences.
2    Annualized.













               See accompanying Notes to the Financial Statements
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                                     BARRETT
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                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD DECEMBER 29, 1998 THROUGH JUNE 30, 1999


1.ORGANIZATION      The Barrett Growth Fund (the "Fund") is a series of The
                    Barrett Funds (the "Trust"), a business trust organized on September 29, 1998 in the state of Delaware and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT      a) Organization and Prepaid Initial Registration Expenses
ACCOUNTING          Expenses incurred by the Trust in connection with the
POLICIES            organization and the initial public offering of shares were expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery
                    (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit.



                    b) Investment Valuation
                    Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                    c) Federal Income Taxes
                    The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences, accumulated net investment loss has been increased by $9,428 and capital stock has been decreased by $9,428.

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                                     BARRETT
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                                   GROWTH FUND



                    d) Use of Estimates
                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                    e) Other
                    Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS       The Trust has an Investment Advisory Agreement (the
                    "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

                    For the period December 29, 1998 (commencement of operations) through March 31, 1999, the adviser agreed to voluntarily waive its management fee and/or reimburse the Fund's other expenses, including organizational expenses, to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.70% of average daily net assets.

                    Effective April 1, 1999, the Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until June 30, 2000. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

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                                     BARRETT
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                                   GROWTH FUND



4. DISTRIBUTION     The Trust, on behalf of the Fund, has adopted a distribution
PLAN                plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1
                    Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT       The aggregate purchases and sales of securities, excluding
TRANSACTIONS        short-term investments, by the Fund for the period December
                    29, 1998 through June 30, 1999, were as follows:

                                               PURCHASES           SALES
                                             -------------     -------------
                    U.S. Government          $   2,552,238     $   2,527,471
                    Other                    $   9,009,761     $   1,734,449

                    At June 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were are follows:
                     Appreciation                                $1,829,905
                    (Depreciation)                                 (203,151)
                                                                 ----------
                    Net unrealized appreciation on investments   $1,626,754
                                                                 ==========

                    At June 30, 1999, the cost of investments for tax purposes was $8,120,867.

                                                              DECEMBER 29, 1998
                                                                    THROUGH
                                                                 JUNE 30, 1999
                                                              -----------------
6. SHARES OF        Shares sold                                     885,202
BENEFICIAL          Shares reinvested                                    --
INTEREST            Shares redeemed                                  (3,658)
                                                                 ----------
                    Net increase in shares                          881,544

                    Shares outstanding:
                    Beginning of period                              10,000
                                                                 ----------
                    End of period                                   891,544
                                                                 ==========

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                                     BARRETT
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                                   GROWTH FUND

                    ------------------------------------------------------------
INDEPENDENT         The Shareholders and Board of Trustees
AUDITORS'           of The Barrett Growth Fund:
REPORT

                    We have audited the accompanying statement of assets and liabilities of The Barrett Growth Fund (the "Fund") including the schedule of investments, as of June 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the period December 29, 1998 (commencement of operations) through June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 1999 and the results of its operations, changes in its net assets, and financial highlights for the period December 29, 1998 through June 30, 1999, in conformity with generally accepted accounting principles.



                    /S/ KPMG LLP

                    Chicago, Illinois
                    July 20, 1999





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                    ----------------------------------------
                               BARRETT GROWTH FUND
                                565 Fifth Avenue
                               New York, NY 10017
                                 (877) 363-6333



INVESTMENT ADVISER
BARRETT ASSOCIATES, INC.
565 Fifth Avenue
New York, NY 10017

DISTRIBUTOR
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT 06032

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
FIRSTAR MUTUAL FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
FIRSTAR BANK MILWAUKEE, N.A.
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA 19103

AUDITORS
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601